                                                                       Exhibit 6



                             JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the joint filing of Amendment No.2 to the Statement on Schedule 13D to which this exhibit is attached and to the joint filing of all further amendments thereto.


Dated:  October 8, 2002

                                            HESTIAN PTY LIMITED



                                            By:  /s/ Brian Michael Sherman
                                            ------------------------------
                                            Name:    Brian Michael Sherman
                                            Title:   Director


                                            VB FAMILY TRUST



                                            By:  /s/ Christopher van Brugge
                                            -------------------------------
                                            Name:     Christopher van Brugge
                                            Title:    Director



                                            VB RACING PTY LIMITED



                                            By:  /s/ Christopher van Brugge
                                            -------------------------------
                                            Name:     Christopher van Brugge
                                            Title:    Director





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                                            ESCOTWO PTY LIMITED


                                            By:  /s/  Brian Michael Sherman
                                            -------------------------------
                                            Name:    Brian Michael Sherman
                                            Title:   Director


                                            KIRMAN PTY LIMITED



                                            By:  /s/  Brian Michael Sherman
                                            -------------------------------
                                            Name:    Brian Michael Sherman
                                            Title:   Director


                                            CHRISTOPHER VAN BRUGGE, individually



                                              /s/  Christopher van Brugge
                                              ---------------------------



                                            BRIAN MICHAEL SHERMAN, individually



                                              /s/  Brian Michael Sherman
                                              --------------------------


                                          DR. GENE ROSALIE SHERMAN, individually



                                              /s/  Gene Rosalie Sherman
                                              -------------------------


                                            PAUL READING, individually



                                              /s/  Paul Reading
                                              -----------------